GINTEL FUND Summary of Investment Results




The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in the Gintel Fund is $5,000, except for IRA accounts, where the minimum initial purchase is $2,000. There is no minimum on additional investments.


                         SUMMARY OF INVESTMENT RESULTS *

                      Gintel Fund     S&P 500      Russell 2000
---------------------------------------------------------------
2000 (SIX MONTHS)      -22.90%          -.47%          3.04%
1999                    81.52%         21.03%         21.26%
1998                   -10.95%         28.57%         -2.55%
1997                    29.22%         33.34%         22.36%
1996                    31.04%         22.99%         16.49%
1995                    30.97%         37.53%         28.45%

1-YEAR
COMPOUNDED
RATE OF RETURN          29.91%          7.24%         14.32%

5-YEAR
COMPOUNDED
RATE OF RETURN          18.72%         23.81%         14.27%

10-YEAR
COMPOUNDED
RATE OF RETURN          11.81%         17.78%         13.56%



                    *Investment results are net of expenses,
                  with dividends and capital gains reinvested.

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. The Fund's prospectus contains more complete information and should be read carefully.

                                                                   July 14, 2000


Dear Shareholder:

      Our Fund had a poor six months. Net asset value declined by 22.9%, with dividends reinvested, compared to a decrease of .5% in the S&P 500 Index and an increase of 3.0% in the Russell 2000 Index. During the quarter we increased our holdings in IMAX Corporation and sold or reduced our positions in a number of stocks, including Horizon Pharmacies, AT&T, C-Cube Microsystems, Charter One Financial, Evercel, Mercury General, and Ogden. At quarter-end $34.1 million, or 21.4% of the Fund's portfolio, was held in cash equivalents awaiting reinvestment.

      Several stocks contributed to the Fund's poor performance results. Our investment in Conseco has been particularly disappointing. The company announced a change of senior management and hired Gary Wendt as its new Chairman and Chief Executive Officer. Mr. Wendt, the former Chief Executive Officer of GE Capital, is highly regarded for his managerial skills and his record of accomplishment at General Electric. We are glad he has taken over the helm, but realize that he has a long and arduous task ahead of him and that it will take a long time for shareholders to reap the benefits of whatever plans he formulates and executes. Many, if not most, of the New Economy stocks declined sharply in price earlier this year. CheckFree Holdings, though drastically reduced in size, is still one of our largest positions and was carried down with the group.

      Our Fund was also affected in the second quarter by the performance of value/growth stocks, a sector in which we had placed greater emphasis during the first quarter. While our investments in these severely depressed areas may take somewhat longer to work out, we believe these holdings have strong long-term fundamentals and should eventually prove rewarding.

      Anticipated first-half earnings releases have already been factored into individual stock prices, as well as index levels. Economic trends, corporate profit growth, and both consumer and investor confidence will most likely be the determinants of market movements over the balance of the year.

      Perception of the economy has shifted over the past few quarters from general satisfaction to nagging uncertainty over issues such as overheating, inflationary pressures, and even recession. This change has been somewhat fueled by the Federal Reserve Board's string of six interest rate increases over the past 12 months. The Federal Reserve Board is attempting to cool off the rapid Gross Domestic Product growth of recent years, while at the same time achieve a soft landing for the United States economy. Most observers, however, agree that the economy is beginning to weaken, but major doubts remain as to whether the reduction in growth will be enough to keep inflation in check and permit sustainable long-term economic growth or whether inflation will continue to rise even with an economic slowdown.

      Corporate profits will face much tougher obstacles through the balance of 2000 and into 2001. A slower economy would cut into what has been, in most industries, only modest top-line revenue growth at best, while increased labor and raw material costs could shrink both productivity and profitability. Interest rates are also likely to rise relative to the second half of 1999, fueled, perhaps, by further rate increases by the Federal Reserve Board.

      Finally, both consumers and investors face major challenges over the next six to nine months. The job market remains tight and real consumer income continues to rise, but inflation is much higher than a year ago, with soaring gasoline prices hitting consumers' pocketbooks. With consumer debt near record levels it may be much more difficult for consumer confidence to remain at or near record highs, especially if faced with 30% - 40% fuel price increases this coming winter. Investors, too, may be somewhat stunned. After climbing sharply for nearly eight years, their portfolio wealth is only slightly, if at all, higher than it was at year-end 1999. While technology stocks are not being abandoned, investors are paying much closer attention to the valuation and profit growth prospects of these issues and becoming somewhat more interested in the more traditional value/growth stocks.

      The above scenario is significantly different from just one year ago and is already beginning to change the investment landscape. New Economy stocks, especially Internet-related ones, have not recovered much from the sharp price declines experienced over the past few months, and any negative deviations from expected sales or profit expectations have resulted in further stock price declines. Because investors were willing to interpret corporate losses as a prerequisite to explosive growth, the stock prices of companies without earnings thrived over the past few years. Now, however, these same companies are desperately looking either to show a profit or to compress their profitability timetable, mostly by cutting advertising expenses or other expenditures that could jeopardize rapid near-term growth expectations.

      We suspect the market will continue to be volatile. The companies that show the best relative profit growth, innovativeness, and consistency in earnings will obtain the best valuations. There will be plenty of winners in both categories; the real task will be to avoid those companies that may not finish the race.

      Hopefully, we can report better results in our next letter.


      Sincerely,

      /s/ Robert M. Gintel          /s/ Edward F. Carroll

      Robert M. Gintel              Edward F. Carroll
      Chairman                      Investment Manager

GINTEL FUND Statement of Net Assets                          As of June 30, 2000
                                                                     (Unaudited)

NUMBER OF SHARES                                          COST **           MARKET
------------------------------------------------------------------------------------
                COMMON STOCKS

                INSURANCE (22.6%)
3,000,000       Conseco Inc.                           $43,193,856       $29,250,000
  287,500       Mercury General Corporation              6,162,024         6,792,188

                TECHNOLOGY - RELATED (16.5%)
  500,000       CheckFree Holdings Corporation *         7,244,781        25,781,250
   30,000       C-Cube Microsystems Inc. *                 229,168           588,750

                SUPERMARKET (8.3%)
  800,000       Great Atlantic & Pacific Tea
                Company, Inc.                           18,350,351        13,300,000

                ENTERTAINMENT (6.8%)
  475,000       Imax Corporation *                      11,361,509        10,806,250

                SECURITY PROTECTION SYSTEMS (4.3%)
  911,400       Checkpoint Systems, Inc.                 6,811,037         6,835,500

                CONSUMER GOODS (3.8%)
  505,000       SLI, Inc. *                              5,226,068         6,123,125

                RETAIL - GENERAL MERCHANDISE ( 3.0%)
  700,000       Kmart Corporation                        7,380,075         4,768,750

                MANUFACTURING & SERVICE (3.0%)
  200,000       Ogden Corporation                        2,078,750         1,800,000
  600,000       Chart Industries, Inc.                   1,270,134         2,925,000

                FOOD (2.4%)
  800,000       Northland Cranberries, Inc.              4,593,045         3,100,000
   35,000       American Italian Pasta Company *           944,888           724,062

                GLOBAL TELECOMMUNICATIONS ( 2.0%)
  100,000       AT & T Corp.                             5,179,375         3,162,500

                CONTAINER (1.4%)
  150,000       Crown Cork & Seal Company, Inc.          3,354,348         2,250,000

                BATTERY TECHNOLOGY (0.9%)
  105,000       Evercel, Inc. *                            281,624         1,443,750

GINTEL FUND Statement of Net Assets (continued)             As of June 30, 2000
                                                                     (Unaudited)

NUMBER OF SHARES                                               COST **          MARKET
----------------------------------------------------------------------------------------
             SAVINGS & LOAN (0.8%)
   52,500    Charter One Financial Corporation                 143,035         1,207,500

             STEEL SUPPLIER (0.4%)
   50,000    UCAR International, Inc. *                        929,111           653,125

             Miscellaneous Securities *** (3.2%)             4,331,073         5,094,986

             Imputed Brokerage Commissions on
             Securities Owned                                  437,000
----------------------------------------------------------------------------------------

             Total Common Stocks (79.4%)                   129,501,252       126,606,736
----------------------------------------------------------------------------------------

Principal
Amount
----------------------------------------------------------------------------------------
             SHORT-TERM OBLIGATIONS

6,000,000    Associates Corporation of North America
             6.58% due 7/26/00                               6,000,000         6,000,000

6,000,000    American Express Credit Corporation
             6.55% due 7/19/00                               6,000,000         6,000,000

6,000,000    General Electric Capital Services
             6.55% due 7/12/00                               6,000,000         6,000,000

6,000,000    Chevron USA
             6.49% due 7/6/00                                6,000,000         6,000,000

6,000,000    General Motors Acceptance Corporation
             6.59% due 8/2/00                                6,000,000         6,000,000

4,169,000    General Electric Capital Corporation
             6.50% due 7/3/00                                4,169,000         4,169,000
----------------------------------------------------------------------------------------

             Total Short-Term Obligations (21.4%)           34,169,000        34,169,000
----------------------------------------------------------------------------------------

             Total Investments (100.8%)                   $163,670,252      $160,775,736
                                                          ------------

             Liabilities net of other assets (-0.8%)                          (1,228,856)
----------------------------------------------------------------------------------------

             Net Assets Applicable to Outstanding
             Shares (100%)                                                  $159,546,880
========================================================================================

Net asset value per share - based on 9,951,083 shares
of beneficial interest (offering and redemption price)                            $16.03
========================================================================================

*   Non-income producing investments
**  Cost basis for Federal income tax purposes.
*** Includes 21 investments, some of which are non-income producing investments.



See notes to financial statements.

GINTEL FUND Condensed Financial Information                          (Unaudited)
  (Per share Income and Capital Changes)


                                                                                       Year Ended December 31,
                                          Six Months Ended      -------------------------------------------------------------------
                                                 6/30/2000          1999               1998              1997             1996
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
   Beginning of Year                        $      29.37       $      16.18       $      21.78     $      18.10      $      15.37

Income (loss) from
   Investment operations
   Net investment income (loss)                      .08               (.09)               .12              .12               .37
   Net realized and unrealized
   gain (loss) on securities                       (5.04)             13.28              (2.71)            5.13              4.40
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Income (loss)                (4.96)             13.19              (2.59)            5.25              4.77
-----------------------------------------------------------------------------------------------------------------------------------

Less: Distributions
   Net investment income                              --                 --                .11              .15               .35
   Capital gains                                    8.38                 --               2.90             1.42              1.69
-----------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                 8.38                 --               3.01             1.57              2.04
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                $      16.03       $      29.37       $      16.18     $      21.78      $      18.10
===================================================================================================================================
Total Return                                      -22.9%               81.5%            -11.0%             29.2%             31.0%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets, end of year                     $159,546,880       $221,677,190       $144,419,495     $180,724,468      $147,905,695
Ratio of operating expenses to
   average net assets*                               1.9%               1.9%               1.7%             1.8%              1.8%
Ratio of net investment income
  (loss) to average net assets                       (.1%)              (.5%)               .6%              .8%              2.2%
Portfolio turnover rate                             68.9%              95.3%              61.4%            52.0%             61.4%
Shares outstanding, end of year                9,951,083          7,547,520          8,923,667        8,295,837         8,171,707


* The Fund's expense ratio includes brokerage commissions on portfolio transactions paid for under the Fund's Administrative Services fee and, therefore, may appear higher than those of other mutual funds. Other mutual funds do not include brokerage commissions in their operating expenses, but instead add them to the cost of securities purchased or deduct them from the proceeds of securities sold. Beginning in 1996 the Fund changed its accounting presentation to extract imputed brokerage commissions from its expense ratio in order to make it easier to compare our Fund to other funds, which do not have a similar fee structure.


See notes to financial statements.

GINTEL FUND Statement of Operations                               June 30, 2000
                                                                    (Unaudited)

INVESTMENT INCOME:
   Interest                                                         $   911,123
   Dividends                                                            873,289
   Miscellaneous income                                                   2,117
                                                                    -----------

        Total investment income                                       1,786,529


EXPENSES:
   Investment advisory fee                          890,725
   Administrative expense                           778,176
   Other expenses                                    29,169
                                                -----------
        Total Expenses                                                1,698,070
                                                                    -----------

NET INVESTMENT GAIN                                                      88,459
NET REALIZED GAIN ON INVESTMENTS                 19,622,145
NET DECREASE IN UNREALIZED
   APPRECIATION OF INVESTMENTS                  (68,851,066)
                                                -----------
NET LOSS ON INVESTMENTS                                             (49,228,921)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 $(49,140,462)
                                                                   ============


See notes to financial statements.

GINTEL FUND Statements of Changes in Net Assets                      (Unaudited)


                                                   Six Months           Year Ended
                                                Ended 6/30/00             12/31/99
                                                -------------           ----------
OPERATIONS:
   Net investment income (loss)                 $      88,459        $    (716,346)
   Net realized gain on investments                19,622,145           63,268,281
   Net increase (decrease) in unrealized
    appreciation of investments                   (68,851,066)          41,031,119
                                                -------------        -------------
      Net increase (decrease) from
         operations                               (49,140,462)         103,583,054

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                              (45,283)                  --
   Net realized gains on investment               (63,220,867)                  --
                                                -------------        -------------
      Net decrease from distribution to
         shareholders                             (63,266,150)                  --

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued                      3,169,965            2,550,461
   Reinvestment of dividends                       57,928,762                   --
   Cost of shares repurchased                     (10,822,425)         (28,875,820)
                                                -------------        -------------
      Net increase (decrease) from
         capital share transactions                50,276,302          (26,325,359)

Total Increase (Decrease)                         (62,130,310)          77,257,695
Net Assets - Beginning of Year                    221,677,190          144,419,495
                                                -------------        -------------

Net Assets - End of Period                      $ 159,546,880        $ 221,677,190
                                                =============        =============


NET ASSETS CONSIST OF:
   Capital Stock                                $ 143,732,503        $  93,456,200
   Undistributed net investment losses               (409,294)          (1,214,656)
   Undistributed net realized gains
      from security transactions                   18,322,211           62,683,119
   Unrealized appreciation (depreciation)
      on investments                               (2,098,540)          66,752,527
                                                -------------        -------------
                                                $ 159,546,880        $ 221,677,190
                                                =============        =============



See notes to financial statements.

GINTEL FUND Notes to Financial Statements                         June 30, 2000
                                                                     (Unaudited)

(NOTE A) - ORGANIZATION:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(NOTE B) - SIGNIFICANT ACCOUNTING POLICIES:

1.  Security Valuation:
Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2.  Federal Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required. On January 3, 2000, the Fund distributed long-term capital gains of $63,220,867 ($8.3767 per share) and ordinary income of $45,283 ($.0060 per share) applicable to the year ended December 31, 1999.

3.  Other:
As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

4. Use of estimates:
The preparation of financial statements in accordance with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(NOTE C) - INVESTMENT ADVISORY AGREEMENT:
The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets.

(NOTE D) - ADMINISTRATIVE SERVICES AGREEMENT:
The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor would receive an Administrative Services Fee. The Distributor receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

GINTEL FUND Notes to Financial Statements (continued)             June 30, 2000
                                                                     (Unaudited)


(NOTE E) - IMPUTED COMMISSIONS:
The Fund provides for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. For the six months ended June 30, 2000, the Fund estimated imputed brokerage commissions to be $206,000 which decreased administrative expense, and thereby decreased net investment loss by $206,000, increased unrealized appreciation by $17,000, and decreased realized gains by $223,000.




(NOTE F) - OTHER MATTERS:

1.  Investments

Unrealized appreciation at June 30, 2000                             $25,481,264
Unrealized depreciation at June 30, 2000                             (27,938,780)
Imputed commissions on securities owned                                 (437,000)
                                                                     -----------
                                                                     $(2,894,516)
                                                                     ===========


                                                                Six Months Ended
                                                                   June 30, 2000
                                                                   -------------

Purchases of securities other than short-term investments            $52,359,713
Sales of securities other than short-term investments                $59,394,870


2.  Capital Stock (in shares)

                                                                Six Months Ended                Year Ended
                                                                   June 30, 2000         December 31, 1999
                                                                   -------------         -----------------

Shares issued                                                            211,608                   126,573
Shares reinvested                                                      2,850,825                         -
Shares repurchased                                                      (658,870)               (1,502,720)
                                                                       ---------                ----------
Net increase (decrease)                                                2,403,563                (1,376,147)
                                                                       =========                ==========

GINTEL FUND  Investment Staff


ROBERT M. GINTEL

      Robert Gintel has spent his entire business career in the investment industry with more than 40 years of experience as a professional investor. Mr. Gintel is Chairman and Chief Executive Officer of Gintel Asset Management, Inc. He is also Senior Partner and founder of Gintel & Co. and Chairman of the Board and Chief Executive Officer of Gintel Fund. He holds a B.A. degree from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange listed corporations. He has lectured and written articles on investments and has appeared on Wall Street Week and other television and radio programs.



EDWARD F. CARROLL

      Mr. Carroll joined Gintel Asset Management, Inc. in 1983 and is a General Partner of Gintel & Co. Previously, Mr. Carroll had his own consulting firm specializing in global energy issues and was on the staff of the Ford Foundation, where he was directly responsible for all energy-related investments. Mr. Carroll's 40-year career includes experience as an analyst with the Wall Street firms, Halle & Steiglitz, Henry Hentz & Company, and E.F. Hutton. He holds a B.G.S. degree from the University of Connecticut.



R. BAXTER BROWN

      Mr. Brown was an original partner of Robert Gintel and co-founding partner of Gintel & Co. After an absence of seventeen years during which he was Chief Executive Officer of Baxter Brown & Company and Brown Asset Management, he rejoined the Gintel Group. Mr. Brown is Senior Vice President of Gintel Asset Management Inc. and a General Partner of Gintel & Co. He began his career in 1956 with the NYSE firm of J.C. Bradford & Co. and became a general partner of that firm. He holds a B.A. degree in Economics and Business Administration from Vanderbilt University.

GINTEL FUND Trustees and Officers


Robert M. Gintel          Chairman, Trustee, and Chief Executive Officer Chairman and
                          Chief Executive Officer, Gintel Asset Management, Inc.; Senior
                          Partner, Gintel & Co. Limited Partnership.

Thomas H. Lenagh          Trustee
                          Financial Consultant; formerly Chairman and Chief Executive
                          Officer of Greiner Engineering Co.; Director, Adams Express
                          Co., Petroleum & Resources, Inc., ICN Pharmaceuticals, Inc.,
                          Clemente Strategic Fund, ASD Group, Inrad Corporation.

Francis J. Palamara       Trustee

                          Business Consultant; previously Director and Executive Vice
                          President of ARA Services, Inc.; formerly Executive Vice
                          President and Chief Operating Officer of the New York Stock
                          Exchange, Inc.; Director, Glenmede Fund.

Russel R. Taylor          Trustee
                          Associate Professor of Management and Marketing, Director of
                          H.W. Taylor Institute of Entrepreneurial Studies, College of
                          New Rochelle; Founder of Russel Taylor, Inc.

Stephen G. Stavrides      Trustee, President, and Treasurer

                          President, Gintel Asset Management, Inc.; General Partner and
                          Chief Operating Officer, Gintel & Co. Limited Partnership.

Donna K. Grippe           Secretary and Assistant Treasurer


                          INVESTMENT ADVISOR                 GINTEL GROUP
                          Gintel Asset Management, Inc.      Firstar Mutual Fund Services, LLC
                          6 Greenwich Office Park            P.O. Box 701
                          Greenwich, CT 06831-5197           Milwaukee, WI 53201-0701
                          203-622-6400                       800-344-3092